UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 19, 2005
                                                 -------------------------------

                            SHUMATE INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       0-30291              65-0735872
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission           (IRS Employer
       of incorporation)                File Number)        Identification No.)

        12060 FM 3083, Conroe, Texas                             77301
--------------------------------------------------------------------------------
  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (936) 441-5100
                                                   -----------------------------


                           Excalibur Industries, Inc.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

         On October 19, 2005, we completed a restructuring of our company, Shumate Industries, Inc. (formerly known as Excalibur Industries, Inc.). The restructuring resulted in a significant reduction of our outstanding debt and provides us with an improved balance sheet and reduced debt servicing requirement. The restructuring was effected through an out-of-court restructuring, or "recapitalization plan," which consists of the following: o an agreement to amend and restate a series of notes issued to Stillwater National Bank, or Stillwater, into one term note;

    o    the extension of our current line of credit with Stillwater;

    o    the issuance of a convertible note to Stillwater;

    o the issuance of a note to our Chief Financial Officer to advance funds to purchase shares of our common stock for $250,000;

    o the conversion of a portion of our debt to Stillwater into 20% of our then-outstanding common stock after giving effect to the restructuring;

    o our reacquisition of the capital stock of our operating subsidiary, Shumate Machine Works;

    o    a release from Stillwater for any indebtedness not covered above;

    o the exchange of our outstanding unsecured notes, including principal and accrued interest, for our common stock; and

    o the grant of restricted stock awards to our executive officers, in return for their personal guarantees on new bank debt, and to our non-employee directors.

         In addition, in connection with the recapitalization, we changed our name to "Shumate Industries, Inc." and effectuated a 1-for-7 reverse stock split of our then outstanding shares of common stock. The recapitalization plan, the name change, the reverse stock split, the adoption of our 2005 Stock Incentive Plan, and the re-election of our directors were all approved at a special meeting of our stockholders on October 19, 2005.

         The recapitalization plan for achieving our financial goals consisted of the following transactions (the "restructuring transactions"):

         1. Amended and Restated Term Note. Stillwater has amended and restated a series of notes in the current aggregate principal amounts of approximately $9,413,000 into an amended and restated note in the principal amount of approximately $4,000,000. The amended and restated note requires interest only payments for the three months following closing, and thereafter, requires us to make 27 equal monthly payments in an amount sufficient to fully amortize principal and interest on the amended and restated note over 120 months. The amended and restated note is be due and payable 30 months after closing, at which time, we will be required to make a balloon payment of the entire outstanding principal balance and all accrued interest. The note bears interest at a rate equal to the prime rate plus two percent, and it is secured by a first priority security interest in all of our existing and future assets. The proceeds of this note were applied as follows: $303,000 to purchase machines from Larry C. Shumate, our President and Chief Executive Officer, and from A. Earl Swift, a former director; $100,000 to purchase the capital stock of Shumate Machine Works; and $3,597,000 was applied to our existing indebtedness to Stillwater.

         2. Revised Line of Credit. Stillwater has extended our current revolving line of credit in an amount of up to $1,000,000 for one year. The initial balance on the line of credit is the balance of our existing line of credit with Stillwater, less the excess transferred to the amended and restated note. The advances available under the line of credit are limited to a borrowing base of the sum of (a) 80% of eligible accounts receivable, and (b) 50% of eligible inventory. The line of credit bears interest at a rate equal to the prime rate plus two percent, and it is secured by a first priority security interest in all of our existing and future assets.

         3. Convertible Note. Stillwater has accepted, and we have issued, a convertible note in the principal amount of $2,500,000. The principal and accrued interest on the convertible note is convertible, at Stillwater's option, into shares of our common stock at a conversion rate of $1.00 per share (on a post reverse stock split basis). The convertible note matures on the earlier of 60 months from the date of issuance or the date on which it is fully converted into our common stock. Interest on the convertible note shall accrue from the date of closing until the earlier of conversion or 24 months, at which time the accrued interest will be capitalized into principal. Beginning at the end of the ninth quarter, we are obligated to make quarterly interest payments on the convertible note. The convertible note bears interest at a rate equal to the prime rate plus two percent, and it is secured by a first priority security interest in all of our assets. We have agreed to include the shares of common stock underlying the convertible note on any eligible registration statement that we may file with the Securities and Exchange Commission under the Securities Act of 1933 in the next five years.

         4. Flemming Note. Stillwater has loaned $350,000 to our Chief Financial Officer, Matthew C. Flemming, to purchase an aggregate of 250,000 newly issued shares (post reverse stock split) of our common stock, representing approximately 2.16% of our outstanding common stock after giving effect to the restructuring, for a total purchase price of $250,000. The balance was applied to the existing personal indebtedness of Mr. Flemming to Stillwater of approximately $10,000,000 under a personal guarantee of our indebtedness to Stillwater. Stillwater has released Mr. Flemming from the remainder of his personal guarantee.

         5. Conversion of Prior Bank Debt. Stillwater has exchanged $2,368,000 of our outstanding indebtedness to Stillwater for 2,368,000 newly issued of shares of our common stock (on a post reverse-split basis), representing not less than 20% of the outstanding shares of our common stock after giving effect to the restructuring. We have agreed to include these shares of common stock on any eligible registration statement that we may file with the Securities and Exchange Commission under the Securities Act of 1933 in the next five years.

         6. Releases. Stillwater has released us and our Chief Financial Officer, Matthew C. Flemming, from our respective obligations of the prior debt to Stillwater, except to the extent that such prior debt is amended and restated, issued, or guaranteed as set forth above.

         7. Unsecured Note Exchange Offer. Our unsecured noteholders have exchanged all of our outstanding unsecured notes, with interest rates ranging from 6% to 12% and all currently due and owing, for approximately 1,691,310 newly issued shares of our common stock (on a post reverse-split basis), representing approximately 14.61% of the outstanding shares of our common stock after giving effect to the restructuring.

         8. Restricted Stock Awards. Our board of directors have granted restricted stock awards of approximately 3,950,000 shares of newly issued common stock (on a post reverse-split basis) to our executive officers and our non-employee directors, representing approximately 34.12% of the outstanding shares of our common stock after giving effect to the restructuring. These shares vested on the closing of the restructuring.

         In addition, Stillwater has issued a commitment to lend us funds to settle an existing IRS lien against us, and we have agreed to issue a term note in the amount equal to such settlement amount, which we estimate will be approximately $250,000. The Third Note shall require us to make 48 equal monthly payments in an amount sufficient to fully amortize principal and interest on the Third Note over 48 months. The Third Note will be due and payable 48 months after closing, at which time, we will be required to make a balloon payment of the entire outstanding principal balance and all accrued interest. The note shall bear interest at a rate equal to the prime rate plus two percent, and it shall be secured by a first priority security interest in all of our existing and future assets. Each of our executive officers, Larry C. Shumate, Matthew C. Flemming, and Russell T. Clark, have agreed to personally guarantee a portion of the Third Note. The Third Note will be consummated upon our reaching settlement with the IRS.

         As previously reported on a current report on Form 8-K, on April 28, 2005, Excalibur Holdings, our bankrupt subsidiary and holder of 100% of the common stock of Shumate Machine Works, Inc., our sole operating subsidiary, received notice from Stillwater National Bank that Stillwater intends to dispose of the capital stock of Shumate Machine Works in a private sale after May 9, 2005 pursuant to the Oklahoma Uniform Commercial Code. As part of the restructuring, Stillwater transferred 100% of the capital stock of Shumate Machine Works, Inc. to us.

         A complete description of the restructuring plan is set forth in our definitive proxy statement for the special meeting of stockholders, which has been filed with the Securities and Exchange Commission.

Item 1.02         Termination of a Material Definitive Agreement.

         Not applicable.

Item 1.03         Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

         Not applicable.

Item 2.02         Results of Operations and Financial Condition.

         Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item 2.05         Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06         Material Impairments.

         Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

         Not applicable.

Item 3.02         Unregistered Sales of Equity Securities.

         See Item 1.01 above. The issuance of shares and notes to Stillwater National Bank was exempt under both Sections 3(a)(9) and 4(2) of the Securities Act. The issuance of shares to our unsecured creditors was exempt under both Sections 3(a)(9) and 4(2) of the Securities Act. The issuance of shares to Mr. Flemming was exempt under Section 4(2) of the Securities Act.

Item 3.03         Material Modification to Rights of Security Holders.

         See Item 1.01 above. In connection with the recapitalization, we effectuated a 1-for-7 reverse stock split of our common stock.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

         See Item 1.01 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

         See Item 1.01 above. We amended our articles of incorporation to effectuate the change of our name to Shumate Industries, Inc. and the 1-for-7 reverse stock split.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.

Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

         Not applicable.

Section 8 - Other Events

Item 8.01         Other Events.

         Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  4.1   Certificate of Amendment to Certificate of Incorporation
                  10.1  Restructuring Agreement
                  10.2  Amended and Restated Promissory Note
                  10.3  Line of Credit Promissory Note
                  10.4  Convertible Promissory Note
                  10.5  Security Agreement
                  10.6  Lockbox Agreement
                  10.7  Settlement and Release Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SHUMATE INDUSTRIES, INC.
                                (Registrant)


Date:  October 25, 2005         By:    /s/ Matthew C. Flemming
                                   -------------------------------------------
                                   Matthew C. Flemming, Chief Financial Officer, Treasurer, Secretary, and Executive Vice President